Investor Update Q1 2024 Peapack-Gladstone Bank Peapack Private The Q1 2024 Investor Update should be read in conjunction with the Q1 2024 Earnings Release issued on April 23, 2024. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our proposed entry into New York City, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2024 and beyond; 4) our ability to successfully integrate wealth management firm and team acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event (including COVID-19) on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for credit losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming, classified or criticized loans or charge-offs; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) a reduction in our lower-cost funding sources; 22) changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; 23) our ability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) our ability to retain key employees; 26) demands for loans and deposits in our market areas; 27) adverse changes in securities markets; 28) changes in New York City rent regulation law and 29) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Balance Sheet Liquidity profile strengthened; Deposits increased $203MM in the quarter; Borrowings decreased $284MM. Total available liquidity increased $174MM on a linked quarter basis to $3.7B*. Loan-to-Deposit Ratio declined to 98%. Allowance for credit losses increased 3 basis points to 1.24% of total loans. Capital ratios improved; Repurchased 100,000 shares in the quarter. Balance sheet remains neutral and well-positioned for uncertain rate environment. Investment grade rating from Moody’s re-affirmed with a stable outlook as of 12/1/2023. Earnings Net income increased on a linked quarter basis. Wealth management fees of $14.4MM increased 5% on a linked-quarter basis, comprised 27% of total revenue for the quarter. New inflows totaled $236MM for the quarter; $138MM managed. Total fee income 35% of total revenue; benefitted from strong wealth management and corporate advisory fees. NIM declined to 2.20%; cycle-to-date deposit beta 52%. Operating expenses increased $2.4MM on a linked quarter basis; continuing to invest in Private Banking and NYC build out. Provision expense totaled $0.6MM; model results impacted by a decrease in loans for the quarter and improved GDP forecasts. Performance Highlights 3 *Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. $0.48 Earnings Per Share 0.54% ROA 5.94% ROE $8.6MM Net Income Q1 Earnings Key Highlights

4 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1. Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. Quarterly Results (Dollars in thousands, except per share data)

NYC Expansion Update Actions taken to date. Recruited and hired proven private banking teams Experienced leader with 10+ production and client service teams hired in 2024 Operations (Deposits, Treasury Management, Escrow), Residential Lending, Compliance, Credit, Community Development Flagship NYC office being constructed at 300 Park Avenue Enhanced processes and technology centered around reducing common client friction points Award-winning KYC and account opening platform Employee empowerment and workflow enhancements Product development efforts enhance our suite of solutions Recent investments provide significant opportunity. Bring our single point of contact consultative model and full-suite offering to a market that is a natural expansion of our current geography Improve growth trajectory Strengthen liquidity profile Reduce average funding costs Further diversify the balance sheet Create additional long-term shareholder value by expanding our footprint with no tangible book value dilution and providing favorable operating leverage

Continuing to Invest & Create Value in our Private Banking Model – Q1 Update Continuous single point of contact emphasis and delivery Support Team Assessment - Redesigning support teams for efficiency and expediency Experienced leader with 10+ production and client service teams hired in 2024; continuation of 2023 hires. Approaching 20% of total FTE dedicated to building out our NYC franchise. Integrated wealth and bank data Empowering relationship managers with client and performance dashboards Updated one company CRM on-track for mid-2024 (further integration of wealth and bank) Launched consolidated mobile platform Launched award-winning KYC platform and upgraded account opening process Training from best-in-class hospitality expert Launched Peapack Private University Growing experienced relationship banking staff Various new and modified offerings to adapt to client needs Optimizing all client communication and support channels Ongoing client surveys Integrating survey results into relationship plans and communication strategies

30-89 Days Past Due / Gross Loans (%) Credit Metrics 7 Classified Loans / Gross Loans (%) 1 Commencing on 01/01/2022, the allowance calculation is based on the CECL methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology. Total Allowance1 / Gross Loans (%) NPAs / Assets (%)

* Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. ** (Cash + Cash Equivalents + AFS Securities) / Total Assets. *** Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity ratio as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. Strong Deposits, Liquidity & Capital Position Moody’s re-affirmed PGC’s investment grade rating with a stable outlook as of 12/1/2023.

9 NIM Declined & Interest Rate Risk Profile Remains Neutral NIM (as reported) (%) NIM declined by 9 basis points on a linked quarter basis to 2.20%. Margin has re-traced to levels experienced prior to the 2022 through 2023 Fed Funds Rate increases. Repositioned balance sheet from asset-sensitive to neutral since the Fed Funds Rate increases began in 2022. Well-positioned for uncertain interest rate environment.

10 Multifamily Residential /Consumer CRE Commercial & Industrial Diversified Loan Portfolio Loan Mix as of 3/31/2024 Gross Loans*: $5.36 billion * Gross loans include loans held for sale. ($2,235MM) ($1,827MM) ($616MM) ($684MM)

Commercial Banking* 11 $2.85B Outstandings 53% of Total Loans Diversified C&I continues to be our area of focus for future growth (in millions) * Commercial banking includes CRE loans and Commercial and industrial loans. CRE excludes MFL, which totaled $1.8B as of 3/31/2024. ** 5-Year compounded annual growth rate calculated from December 31, 2018 through December 31, 2023. $2.10B $2.47B $2.66B $2.54B $2.83B $226M Average Relationship Deposit Balance 5-Year C&I CAGR** 10% vs. contraction for CRE $2.92B 10 years Average Relationship Length $2.85B

Diversification within C&I Lending 12 C&I Loans constitute 42% ($2.2B) of the total loan portfolio and includes 312 distinct NAICS codes.

13 A Well-Diversified Non-Owner Occupied CRE Portfolio Segments experiencing market stress are conservatively underwritten with low LTVs and solid DSCRs Non-Owner Occupied CRE constitutes 11% ($616MM) of the total loan portfolio. Office CRE represents 2% of total loans

Multifamily Loan Portfolio 14 Current LTV 61.8% Current DSCR 1.48x Current Debt Yield 9.2% Multifamily constitutes 34% ($1.8B) of the total loan portfolio.

Refinance Risk within Multifamily 6% of Loans Resetting or Maturing through 2025 15 (in millions)

AUM/AUA (in millions) Fees (in millions) Wealth Management AUM/AUA & Fee Income 16 $11.5B AUM/AUA 32% EBITDA Margin 2023 FY 11% Revenue CAGR* $4MM Average Relationship $236MM Q1 2024 Gross Inflows * 5-Year compounded annual growth rate calculated from December 31, 2018 through December 31, 2023. $14.4 MM Q1 Revenue

$236MM 17 Wealth Management New Business Inflows AUM/AUA (in millions) $777MM $701MM $843MM $1,070MM $948MM

Stable Fee Revenue 18 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Total Noninterest Income as a % of Total Revenue 29% 32% Q1 2023 $19.4MM (in millions) $14.0MM $18.6MM $14.3MM 35% Q3 2023 Q4 2023 $18.1MM $13.8MM Q2 2023 32% $13.8MM $17.6MM 35% Q1 2024 $18.7MM $14.4MM

1 Fiduciary revenue: Last Twelve Months (Gross income from services rendered by the institutions trust department or by any of its consolidated subsidiaries acting in any fiduciary capacity). 2 Total revenue: Last Twelve Months (Total Revenue = Net Interest Income (Pre-Provision) + Total Noninterest Income). Established Private Banking Business Model

Personal Banking Successfully Competing against Large Banks 20 *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations. **Total Loans as of 3/31/2024. Market share data source: S&P Capital IQ Pro – June 30, 2023 FDIC Data. Deposit Market Area defined as 5 Mile Proximity from all PGC Branch Offices. ^ Citizens Financial Group Inc. completed its acquisition of Investors Bancorp Inc. in April 2022.

Attractive geographic franchise enhanced with our entry into NYC, which is expected to deliver growth, improved operating leverage, additional core liquidity, and positive earnings momentum resulting in attractive destination returns. Private banking business model anchored by a $11.5B AUM/AUA wealth management business. Investments being made in human capital, products, technology, and processes, which will enable sustainable long-term value creation. Robust commercial lending and treasury management business, which caters to clients throughout their business lifecycle, including sell-side advisory services. Focused on maintaining capital in a judicious manner: expecting to maintain capital levels comfortably above Well Capitalized* minimums while returning capital to shareholders in a prudent manner. Enhanced credit risk oversight and tightened underwriting standards. Investment grade ratings from both Moody’s (re-affirmed investment grade rating and stable outlook as of 12/1/2023) and Kroll. Continuously investing in human capital and retention; recognized as an ABA Best Banks To Work For six years in a row. Focused on Creating Shareholder Value 21 * Well Capitalized as defined within the FDIC’s Prompt Corrective Action framework.

Appendix Peapack-Gladstone Bank

23 Quarterly Balance Sheet & AUM/AUA Summary (Dollars in thousands)

24 Asset Quality 1 Includes one freight credit totaling $22.2 million at March 31, 2024 and one freight credit totaling $23.5 million at December 31, 2023. 2 Amounts reflect modifications that are paying according to modified terms. 3 Excludes modifications included in nonaccrual loans of $3.2 million at March 31, 2024 and $3.0 million at December 31, 2023. 4 Includes $25.2 million to U.S. and state governmental entities, $15.0 million for one equipment finance deal and $28.9 million to two multifamily sponsors at March 31, 2024, $16.5 million outstanding to U.S. governmental entities at December 31, 2023 and $8.2 million of outstanding multifamily loans to one sponsor. 5 Excludes a provision of $12,000 at March 31, 2024, a credit of $55,000 at December 31, 2023, and a provision of $49,000 at March 31, 2023 related to off-balance sheet commitments. 6 Net charge-offs for the quarter ended December 31, 2023 included charge-offs of $2.2 million of a previously established reserve to loans individually evaluated on one multifamily loan and $5.6 million on one equipment finance relationship. 7 Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL. (Dollars in thousands)

25 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3 Excludes other comprehensive loss of $67.8 million for the quarter ended 3/31/2024, $64.9 million for the quarter ended 12/31/2023 and $67.4 million for the quarter ended 3/31/2023. See Non-GAAP financial measures reconciliation table. Capital Summary

Quarterly Non-GAAP Financial Measures Reconciliation 26 1 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Quarterly Income Statement Summary (Dollars in thousands, except per share data)

Quarterly Non-GAAP Financial Measures Reconciliation 27 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. (Dollars in thousands, except per share data)

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Matthew P. Remo SVP | Managing Principal – Chief Strategy Officer & Head of Investor Relations (908) 393-7591 mremo@pgbank.com Contacts Corporate Headquarters Contact 28